UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2023
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Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 19, 2023, Cable One, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2023, and the final voting results for each matter.

Proposal No. 1: Election of Directors

At the Annual Meeting, the Company’s stockholders voted upon the election of eight director nominees, each to hold office until the 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Effective at the time of the Annual Meeting, the size of the board of directors of the Company (the “Board) was reduced to eight members. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Brad D. Brian	4,683,624	497,332	8,674	199,422
Deborah J. Kissire	4,725,580	455,406	8,644	199,422
Julia M. Laulis	5,064,475	116,517	8,638	199,422
Mary E. Meduski	5,122,444	57,016	10,170	199,422
Thomas O. Might	4,776,733	404,228	8,669	199,422
Sherrese M. Smith	5,124,265	55,187	10,178	199,422
Wallace R. Weitz	5,104,015	76,924	8,691	199,422
Katharine B. Weymouth	3,726,870	1,454,114	8,646	199,422

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

For	Against	Abstain	Broker Non-Votes
5,360,745	20,215	8,092	-

Proposal No. 3: Advisory Vote to Approve Compensation of Named Executive Officers for 2022

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2022. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

For	Against	Abstain	Broker Non-Votes
4,982,540	156,357	50,733	199,422

Proposal No. 4: Advisory Vote to Select the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The Company’s stockholders voted to select, on a non-binding advisory basis, the frequency of future advisory votes on named executive officer compensation. The number of votes cast for a frequency of “One Year,” “Two Years,” and “Three Years,” as well as the number of abstentions, were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,110,356	780	70,338	8,156	-

For Proposal No. 4, in light of the vote of the stockholders on this proposal, the Company has determined to hold future advisory votes on named executive officer compensation every year until the next required stockholder vote on the frequency of such votes is held or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company's stockholders.

Item 8.01     Other Events.

On May 18, 2023, the Company adopted new forms of award agreements for grants of restricted stock units (“RSUs”) to non-employee directors of the Company under the Cable One, Inc. 2022 Omnibus Incentive Compensation Plan (“2022 Plan”). These forms of award agreements are included as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Non-Employee Director Restricted Stock Unit Award Agreement (2022 Plan) for annual equity grants beginning in 2023
10.2	Form of Non-Employee Director Restricted Stock Unit Award Agreement (2022 Plan) for grants in lieu of cash fees beginning in 2023
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 23, 2023